UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016

Industrial Property Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55376	61-1577639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

Industrial Property Trust Inc. (the “Company”) is providing certain information in a supplemental document titled “Supplemental Reporting Package,” which sets forth certain information regarding the Company’s results of operations and financial performance for the quarters ended December 31, 2015 and 2014. The Supplemental Reporting Package supplements and should be read in conjunction with the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2016. The Supplemental Reporting Package will be made available on the Company’s website (www.industrialpropertytrust.com) and is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 2.02 and the attached Exhibit 99.1 is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 8.01.      Other Events.

Public Earnings Call

The Company will host a public conference call on Tuesday, March 29, 2016 to review quarterly and year-end operating and financial results for the quarter and year ended December 31, 2015. Dwight Merriman, Chief Executive Officer, and Tom McGonagle, Chief Financial Officer, will present operating and financial data and discuss the Company’s corporate strategy and acquisition and development activity. The conference call will take place at 2:15 p.m. MDT and can be accessed by dialing (877) 742-5590; conference ID 1555464. To access a replay of the call, contact Dividend Capital at (866) 324-7348.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

99.1        Supplemental Reporting Package.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit furnished herewith, contains forward-looking statements (such as statements concerning the Company’s revenues and operating expenses, funds from operations and Company-defined funds from operations) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks associated with the Company’s customers’ ability to continue to comply with the terms of their leases, and those risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended or supplemented by the Company’s other filings with SEC. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL PROPERTY TRUST INC.

March 22, 2016	By:	/s/ THOMAS G. MCGONAGLE
		Name:	Thomas G. McGonagle
		Title:	Chief Financial Officer

EXHIBIT INDEX

99.1	Supplemental Reporting Package.